Exhibit 10.3

THIS WARRANT AND ANY SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR A QUALIFIED OFFERING CIRCULAR UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

GUARDION HEALTH SCIENCES, INC.

COMMON STOCK PURCHASE WARRANT

Initial Exercise Date: March [__], 2019

Guardion Health Sciences, Inc., a Delaware corporation (the “Company”), hereby certifies that __________, or the permitted assignee thereof, is the registered holder (the “Holder”) of this warrant (this “Warrant”) to purchase shares of Company common stock, par value $0.001 per share (“Common Stock”). This Warrant has been issued to the Holder in connection the private placement (the “Private Placement”) of securities pursuant to the Securities Purchase Agreement, dated March [__], 2019, between the Holder and the Company (the “Securities Purchase Agreement”). The Holder was simultaneously issued a debenture (the “Debenture”) in the Private Placement.

FOR VALUE RECEIVED, the Company hereby certifies that the Holder is entitled, upon the exercise of this Warrant pursuant and subject to the terms hereof, to purchase from the Company up to a total number of shares of Common Stock (the “Warrant Shares”) equal to the number of shares of Common Stock that the Holder receives in connection with the conversion of the Debenture, at a purchase price per share equal to 125% of the Conversion Price (as defined in the Debenture) of the Debenture (the “Warrant Price”), and otherwise subject to the terms and conditions set forth below in this Warrant. The Holder is the person or entity in whose name this Warrant is registered on the records of the Company regarding registration and transfers of this Warrant (the “Warrant Register”).

1.       Exercise of Warrant. This Warrant will be exercisable at any time, in the sole discretion of the Holder, from and after the Initial Exercise Date.

2.       Expiration of Warrant. This Warrant shall expire at 5:00 p.m., Eastern Daylight Time, on the date that is five (5) years following the Initial Exercise Date (the “Expiration Date”).

3.       Warrant Price.

3.1       Generally. At any time from the Initial Exercise Date through the Expiration Date, all or any portion of this Warrant may be exercised for Warrant Shares, in the Holder’s sole discretion, at a price equal to the Warrant Price, as it may be adjusted pursuant to Section 5. In the event that Holder wishes to exercise this Warrant prior to a Qualified Offering (as defined in the Debenture) or if a Qualified Offering is never consummated, the Warrant Price for such exercise(s) shall equal $2.875, and the number of Warrant Shares issuable upon this Warrant, at such point(s), shall initially equal 65,218.

4.       Exercise of Warrant. This Warrant shall be exercisable as follows:

4.1       Manner of Exercise. This Warrant may be exercised into Warrant Shares by the Holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any portion of this Warrant and in the discretion of the Holder, during the period beginning on the Initial Exercise Date and ending on the Expiration Date. Any exercise shall be undertaken during normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a “Business Day”) on or prior to the Expiration Date with respect to such portion of this Warrant, by surrender of this Warrant to the Company at its office maintained pursuant to Section 9.2(a) hereof, accompanied by an exercise notice in substantially the form attached to this Warrant as Annex A duly executed by or on behalf of the Holder together with the payment of the Warrant Price in cash by bank check or wire transfer of immediately available funds.

4.2       When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 4.1 hereof (“Exercise Date”), and, at such time, the corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

4.3       Delivery. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five (5) business days thereafter, the Company, at its expense, will issue certificates or cause its transfer agent to record book entry positions representing the applicable Warrant Shares in the name of the Holder, as the Holder may direct:

(a)       a certificate or certificates or book entry positions (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled upon exercise.

(b)       in case exercise is in part only, a new Warrant of like tenor, dated the date hereof and stating on the face thereof for the number of shares of Common Stock equal to the number of shares called for on the face of this Warrant minus the number of shares designated by the Holder upon exercise as provided in Section 4.1 hereof (without giving effect to any adjustment thereof).

4.4       Shares to be Fully Paid. The Company covenants and agrees that all Warrant Shares will be validly issued, fully paid and nonassessable, and free from preemptive rights and free from all taxes, liens and charges with respect thereto.

4.5       Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the written request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights (including, without limitation, any rights to registration of the shares of Common Stock issued upon exercise) to which the Holder shall continue to be entitled after an exercise of this Warrant in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make a request, the failure shall not affect the continuing obligation of the Company to afford the rights to such Holder.

4.6       Broker Assisted Exercise. At Holder’s request, and to the extent permitted by applicable law, the Company in its discretion may selectively approve cashless exercise arrangements with a brokerage firm under which such brokerage firm, on behalf of Holder, shall pay to the Company or its designee the appropriate Exercise Price of the Warrant or of the portion being exercised, and the Company or its designee, pursuant to an irrevocable notice from the Holder, shall promptly deliver the shares being purchased to such firm.

5.       Adjustments.

5.1       Splits, Subdivisions, etc. In the event that the Company should at any time or from time to time, after the Initial Exercise Date, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock, or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”), without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased in proportion to such increase in the aggregate number of shares of the Common Stock outstanding.

5.2       Combinations. If the number of shares of Common Stock outstanding at any time after the date first referenced above is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Warrant Price shall be appropriately increased so that the number of shares of Common Stock issuable upon the exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

5.3       Mergers, Consolidations, etc. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in the case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the registered Holder will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore subject to acquisition upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore subject to acquisition and receivable upon the exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 5 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

5.4       Notice of Adjustments. Upon any adjustment of the terms of this Warrant pursuant to this Section 5, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Warrant, which notice shall state the Warrant Price resulting from such adjustment and the changes, if any, in the number of Warrant Shares or kind of securities or other property purchasable at such price upon the exercise hereof, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5.5       Adjustment in Number of Securities. Upon each adjustment of the Warrant Price pursuant to the provisions of this Section 5, the number of securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Warrant Price.

5.6       No Fractional Shares. No fractional shares shall be issuable upon exercise of this Warrant and the number of Warrant Shares to be issued shall be rounded down to the nearest whole share.

6.       Reservation of Shares. The Company shall at all times prior to the Expiration Date reserve and keep available out of its authorized but unissued shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof, and not subject to preemptive rights or other similar rights of stockholders of the Company, solely for the purpose of issuing the Warrant Shares, such number of its shares of Common Stock as shall from time to time be sufficient to effect the issuance or exercise thereof.

7.       Restrictions on Transfer. This Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Annex B, duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.

8.       Substitution of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the principal office of the Company or its designated agent, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

9.       No Rights or Liabilities as Stockholder. No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to members or stockholders, as applicable, at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of either.

10.       Notices. Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing (or in the form of a facsimile) addressed as hereinafter provided and actually delivered at said address: (a) if to any Holder, at the registered address of such holder as set forth in the Purchase Agreement, or (b) if to the Company, to the attention of its Chief Financial Officer; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 4.

11.       Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)       THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(b)       THE COMPANY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE OF CALIFORNIA OR UNITED STATES FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT. THE COMPANY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. THE COMPANY FURTHER AGREES THAT SERVICE OF PROCESS UPON IT MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE COMPANY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE HOLDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE COMPANY AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

(c)       THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT.

12.       Miscellaneous. Any provision of this Warrant and the observance of any term hereof may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provisions shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

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IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed as of the date first above written.

GUARDION HEALTH SCIENCES, INC.

By:
Name:
Title:

ANNEX A

PURCHASE FORM

To: Guardion Health Sciences, Inc.

Dated: __________, 201__

The undersigned, pursuant to the provisions set forth in the attached Warrant hereby elects to purchase ________________ shares of the Common Stock of Guardion Health Sciences, Inc. covered by such Warrant.

The undersigned herewith makes payment of the full Warrant Price for such shares at the price per share provided for in such Warrant.

________________________________________

Print or Type Name

________________________________________

(Signature must conform in all respects to name of holder as specified on the face of Warrant)

________________________________________

(Street Address)

________________________________________

(City) (State) (Zip Code)

ANNEX B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated:	_______________ __, ______

Holder’s Signature:

Holder’s Address: